UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

October 26, 2004

Date of Report (Date of earliest event reported)

BLUE MARTINI SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-30925	94-3319751
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2600 Campus Drive

San Mateo, California 94403

(Address of principal executive offices, including zip code)

(650) 356-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 26, 2004, Blue Martini Software, Inc. issued a press release announcing financial results for the third quarter of 2004.

A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description of Document
99.1	Press Release, dated October 26, 2004, entitled “Blue Martini Software Announces Financial Results for the Third Quarter of 2004.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLUE MARTINI SOFTWARE, INC.

(Registrant)

Dated: October 26, 2004

By:	/s/ Eran Pilovsky
Eran Pilovsky
Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit	Description of Document
99.1	Press Release, dated October 26, 2004, entitled “Blue Martini Software Announces Financial Results for the Third Quarter of 2004.”

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